SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 22, 2014

One Horizon Group, Inc.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Weststrasse 1, Baar, Switzerland, CH6340
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

011 41 41 760 5820
 (ISSUER TELEPHONE NUMBER)

Copies to:

Hunter Taubman Weiss LLP
130 w. 42nd Street, Suite 1050
 New York, NY 10036
Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2014, (the “Closing Date”), in connection with a security purchase agreement ( the “Purchase Agreement”) between One Horizon Group, Inc. (hereinafter referred to as “we,” “us,” or the “Company”) and the investor identified on Exhibit A thereto (the “Investor”), we closed a private placement (the “Offering”) of $3,500,000 for a total of 1,555,556 units (the “Units”), at a purchase price of $2.25 per Unit, each consisting of, (i) one (1) convertible debenture (“Convertible Debenture”), initially convertible into one (1) share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) one (1) Class C Warrant (the “Class C Warrant”), and (iii) one (1) Class D Warrant (the “Class D Warrant,” together with the Class C Warrant, the "Warrants"), each exercisable to purchase one-quarter (1/4) share of Common Stock ( the “Offering”), in reliance upon the exemption from securities registration afforded by Regulation S (“Regulation S”) as promulgated under the Securities Act of 1933, as amended.

Convertible Debenture
On the Closing, we issued a Convertible Debenture that is convertible into 1,555,556 shares of Common Stock; the Convertible Debenture will, by its principal terms,
(a)	Carry a dividend at an annual rate of 8%, payable quarterly in arrears, in cash or shares of Common Stock, or a combination of cash and shares of Common Stock at the Investors’ option;
(b)	Mature on the thirty six (36) month anniversary of the Closing including principal and any unpaid interest (the “Maturity Date”)
(c)
Convertible at any time after the issuance until the Maturity Date into one (1) Share of Common Stock at an initial conversion price of $2.25 per share, subject to adjustment pursuant to the terms of the Convertible Debenture; and

(d)
Carry a prepayment clause pursuant to which we may repurchase any or all outstanding Convertible Debenture in cash for 120% of their face value on ten(10) business days’ notice at any time after the twelve (12) month anniversary of the Closing while the Investors have the right to convert their Convertible Debenture within five (5) business days after written notice of such prepayment.

Class C Warrants
On the Closing, we issued a Class C Warrant to purchase up to 388,889 shares of Common Stock. The Class C Warrant will, by it principal terms,
(a)	Entitle the holder to purchase up to 388,889 shares of Common Stock;
(b)	Be exercisable at any time after the issuance and shall expire on the date that is four (4) years following the original issuance date of the Class C Warrants;
(c)	Be exercisable, in whole or in part, at an initial exercise price of $3.00 per share of Common Stock, subject to adjustment as set forth in the Class C Warrant; and,
(d)	Be exercised only for cash.

Class D Warrants
On the Closing, we issued a Class D Warrant to purchase up to 388,889 shares of Common Stock. The Class D Warrant will, by its principal terms,
(a)	Entitle the holder to purchase up to 388,889 shares of Common Stock;
(b)	Be exercisable at any time after the issuance and shall expire on the date that is four (4) years following the original issuance date of the Class D Warrants;
(c)	Be exercisable, in whole or in part, at an exercise price of $3.50 per share of Common Stock, subject to adjustment as set forth in the Class D Warrant; and,
(d)	Be exercised only for cash.

Performance Warrants
The Investor is eligible to receive additional consideration in the form of a performance warrant based on our annual reported subscriber numbers, twenty four (24) months after the Closing, as is reflected in our Annual Report on Form 10-K for the year ending December 31, 2016 (the “Form 10-K”).  After 24 months, if we fail to achieve 5.0 million subscribers, the Investor will receive 450,000 Performance Warrants. If we achieve subscriber numbers between 5.0 million and 15.0 million, the Investor will receive a pro rata number of Performance Warrants based on 450,000 Performance Warrants for 5.0 million subscribers and 0 Performance Warrants for 15.0 million subscribers. If we achieve more than 15.0 million subscribers, we will not issue any Performance Warrants.

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Performance Warrants will be issued at an exercise price of the daily value weighted average price for the Common Stock for the 30 trading day period ending the day prior the date the Form 10-K is reported.

Compensation to Placement Agents
TriPoint Global Equities, LLC acted as our exclusive placement agent (the “Placement Agent”) in connection with the Offering.  In connection with the services performed by the Placement Agent in the Offering, the Placement Agent received 62,222 placement agent warrants that entitle the holder to purchase 62,222 shares of common stock at $2.25 per share, 15,556 Class C Warrants, 15,556 Class D Warrants and a cash fee of $280,000.

Use of Proceeds
The use of proceeds of the Offering shall be used for promotion of Chinese Mobile apps, Asian partnerships and working capital.

Registration Rights
In connection with the Offering, we also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors in which we agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission ("SEC") to register for resale the Common Stock issuable upon exercise of Class C Warrants, Class D Warrants and Performance Warrants, within 45 days of the Closing Date, and to have the registration statement declared effective within the earlier of 180 days of the Closing Date or three (3) business days after the date on which the SEC informs us (i) that they will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement.

The foregoing description of the Purchase Agreement, Convertible Debenture, Class C Warrants, Class D Warrants, Performance Warrants and Registration Right Agreement (collectively, the “Offering Documents”) is only a summary of their material terms, does not purport to be complete and is qualified in its entirety by reference to such documents. A copy of each of the Offering Documents is filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively, to this current report on Form 8-K.

Important Notice regarding the Offering Documents

The Offering Documents have been included as exhibits to this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other financial information about the Company or its subsidiaries. The representations, warranties and covenants contained in the Offering Documents were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Offering Documents; may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Offering Documents instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Offering Documents, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

On December 29, 2014, we issued a press release relating to the matters disclosed herein; please note however, that since the press release was distributed, we received the Investor’s full subscription of $3,500,000.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained under Item 7.01, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated December 22, 2014, by and among One Horizon Group, Inc.. and Investors Identified therein
10.2	Form of Convertible Debenture
10.3	Form of Class C Warrant
10.4	Form of Class D Warrant
10.5	Form of Performance Warrant
10.6	Registration Rights Agreement, dated December 22, 2014, by and among One Horizon Group, Inc. and Investors identified herein
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: December 22, 2014	By:	/s/ Brian Collins
Brian Collins
Chief Executive Officer, President and Chairman

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